SCHEDULE 13G
CUSIP NO. 232808105                                          PAGE 14 OF 15 PAGES




                                                                       Exhibit I


                                  JOINT FILING AGREEMENT

     This will confirm the agreement by and among the undersigned that the amendment to Schedule 13G filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the Common Stock, no par value, of Questcor Pharmaceuticals, Inc., a California corporation, is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated as of January 28, 2003

                    /s/ Arthur G. Altschul, Jr.
                    -------------------------------
                    Arthur G. Altschul, Jr.



                    /s/ Reinaldo M. Diaz
                    -------------------------------
                    Reinaldo M. Diaz



                    DELTA OPPORTUNITY FUND, LTD.

                    By:  DIAZ & ALTSCHUL ADVISORS, LLC,
                         as Investment Advisor

                         By: /s/ Christopher S. Mooney
                         ----------------------------
                         Christopher S. Mooney
                         Title: Chief Financial Officer


                    DELTA OPPORTUNITY FUND (INSTITUTIONAL), LLC

                    By:  DIAZ & ALTSCHUL MANAGEMENT, LLC,
                         as Managing Member

                         By: /s/ Christopher S. Mooney
                         ----------------------------
                         Christopher S. Mooney
                         Title: Chief Financial Officer

SCHEDULE 13G
CUSIP NO. 232808105                                          PAGE 15 OF 15 PAGES




                    DIAZ & ALTSCHUL ADVISORS, LLC

                    By: /s/ Christopher S. Mooney
                    ---------------------------------
                    Christopher S. Mooney
                    Title: Chief Financial Officer



                    DIAZ & ALTSCHUL MANAGEMENT, LLC

                    By: /s/ Christopher S. Mooney
                    ---------------------------------
                    Christopher S. Mooney
                    Title: Chief Financial Officer